Note 15 - Earnings Per Share (EPS) - Schedule of Earnings Per Share (Details) - USD ($) $ / shares in Units, $ in Thousands	6 Months Ended
	Jun. 30, 2017	Jun. 30, 2016
Net income:	$ 46,063	$ 72,038
Earnings allocated to Preferred Stock (Note 15)	(10,473)	(10,473)
Net income available to common stockholders	$ 35,590	$ 61,565
Weighted average number of shares, basic and diluted (in shares)	93,851,789	75,474,844
Earnings per common share, basic and diluted (Note 15) (in dollars per share)	$ 0.38	$ 0.82